                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004

                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 7, 2000



                          CARDIAC PATHWAYS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


               DELAWARE                                 000-28372                          77-0278793
    (STATE OR OTHER JURISDICTION OF              [COMMISSION FILE NUMBER]               (I.R.S. EMPLOYER
    INCORPORATION OR ORGANIZATION)                                                   IDENTIFICATION NUMBER)





                               995 BENECIA AVENUE
                               SUNNYVALE, CA 94086
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (408) 737-0505
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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ITEM 5. OTHER EVENTS

     On November 7, 2000, Cardiac Pathways Corporation issued a press release announcing that it had entered into a common stock purchase agreement with certain investors. The press release is attached as Exhibit 99.1 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits.


     EXHIBIT
     NUMBER                             DESCRIPTION
     -------                            -----------
     99.1    Cardiac Pathways Corporation Press Release issued November 7, 2000.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CARDIAC PATHWAYS CORPORATION
                                      (Registrant)


Date:  November 7, 2000               By:  /s/ Thomas M. Prescott
                                      -------------------------------------
                                      Thomas M. Prescott
                                      President and Chief Executive Officer

                                      -2-


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                                  EXHIBIT INDEX

     EXHIBIT
     NUMBER                             DESCRIPTION
     -------                            -----------
     99.1    Cardiac Pathways Corporation Press Release issued November 7, 2000.

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